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                        NORTHSTAR ADVANTAGE FUNDS
                Prospectus Supplement dated March 1, 1996
                  To Prospectus dated February 29, 1996
The Underwriter is sponsoring incentive programs for registered representatives of Washington Square Securities, Inc. (through April 30,
1996) and the following firms (through May 31, 1996) in connection with the sale by their members of shares of the Funds: NorthAmerican Financial, Financial America, Gibraltar Securities, Chatfield Dean, Halpert & Company, Polaris, Cruttendon & Roth, Oakbrook Securities, Gilford Securities and United Pacific Securities. Pursuant to the incentive program for Washington Square Securities, Inc., the Underwriter has agreed to provide the following to its members who qualify with respect to cumulative sales of all classes of shares of the Funds reaching designated levels: (i) gift certificates of $25 and $50 for combined total sales, respectively, of $10,000 and $50,000;
(ii) merchandise valued at $100 for total sales of $100,000; and (iii) one or two round trip airline ticket(s) within the continental U.S. for total sales, respectively, of $250,000 and $400,000. Pursuant to the incentive program with the remaining firms, the Underwriter has agreed to provide the following to their respective members who qualify with respect to cumulative sales of all classes of shares of the Funds reaching designated levels: (i) gift certificates of $25, $50 and $100 for combined total sales, respectively of $25,000, $50,000 and $100,000; and (ii) one or two round trip airline ticket(s) within the continental U.S. for total sales, respectively, of $300,000 and $500,000. Different awards of equal value or the cash equivalent of awards may be substituted.